Filed pursuant to Rule 497(e)

File Nos. 333-28339 and 811-08239

PROFUNDS

Supplement dated June 13, 2008 to the

Prospectus dated December 1, 2007 (the “Prospectus”)

Effective immediately, William E. Seale will serve solely as Chief Economist, and will no longer serve as Chief Investment Officer, of ProFund Advisors LLC and its investment advisory affiliates. Furthermore, effective immediately, George O. Foster will serve as Acting Chief Investment Officer of ProFund Advisors LLC and its investment advisory affiliates. Accordingly, any references to William E. Seale and George O. Foster in the Prospectus under the heading “ProFunds Management” are hereby amended consistent with the above-referenced changes.

Please retain this supplement for future reference.